EXHIBIT 15
Accountants' Acknowledgment

The Board of Directors
PepsiCo, Inc.

We hereby acknowledge our awareness of the use of our report dated October 21, 1997 included within the Quarterly Report on Form 10-Q of PepsiCo, Inc. for the twelve and thirty-six weeks ended September 6, 1997, and incorporated by reference in the following Registration Statements and in the related Prospectuses:

                                                         Registration
Description                                            Statement Number
Form S-3
PepsiCo SharePower Stock Option Plan for PCDC
 Employees                                             33-42121
$500,000,000 Euro-Medium-Term Notes                    33-8677
$32,500,000 Puerto Rico Industrial, Medical and
 Environmental Pollution Control Facilities
 Financing Authority Adjustable Rate Industrial
 Revenue Bonds                                         33-53232
Extension of the PepsiCo SharePower Stock Option
 Plan to Employees of Snack Ventures Europe, a
 joint venture between  PepsiCo Foods International
 and General Mills, Inc.                               33-50685
$4,587,000,000 Debt Securities and Warrants            33-64243


Form S-8
PepsiCo SharePower Stock Option Plan                   33-35602, 33-29037,
                                                       33-42058, 33-51496,
                                                       33-54731 & 33-66150
1988 Director Stock Plan                               33-22970
1979 Incentive Plan and the 1987 Incentive Plan        33-19539
1994 Long-Term Incentive Plan                          33-54733
1995 Stock Option Incentive Plan                       33-61731 & 333-09363
1979 Incentive Plan                                    2-65410
PepsiCo, Inc. Long Term Savings Program                2-82645, 33-51514 &
                                                       33-60965

Restaurant Deferred Compensation Plan                  333-01377

Pursuant to Rule 436(c) of the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.



KPMG Peat Marwick LLP
New York, New York
October 21, 1997




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